SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: June 28, 2002


                                  DRUCKER, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)



     Delaware                   0-29670                     N/A
-------------------             -------------               ----
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)


            #1- 1035 Richards Street, Vancouver, B.C. Canada V6B 3E4
            --------------------------------------------------------
             (New address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (604) 681-4421

Item 1.           Changes in Control of Registrant

                  None.


Item 2.           Acquisition or Disposition of Assets

                  The Company has completed the sale of its wholly-owned subsidiary, Drucker Petroleum Inc. to Tanganykia Oil Company Ltd.


Item 3.           Bankruptcy or Receivership

                  None.


Item 4.           Changes in Registrants Certifying Accountant

                  None.


Item 5.           Other Events

                  The Company has announced that it may buy back its own stock from time to time at market prices. No specified number of shares or price has been determined, but it will not be of an amount sufficient to trigger section 13(e) rules. No termination date has been set.


Item 6.           Resignation of Registrant's Directors

                  None.


Item 7.           Financial Statements & Exhibits

                  Financial Statements - None.

                  Exhibits:

                           None.

Item 8.           Change in Fiscal Year

                  None.


Item 9.           Regulation FD Disclosure

                  None.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 5, 2002


                                            DRUCKER, INC.



                                            By: /s/ Ernest Cheung
                                                --------------------------------
                                                Ernest Cheung, Director